Exhibit 10.17(k)

Tenth Amendment to the Frontier Airlines, Inc. Credit Card Agreement

THIS TENTH AMENDMENT (“Amendment”) to the Frontier Airlines, Inc. Credit Card Agreement is made and entered into as of June 18, 2015 by and between Barclays Bank Delaware, formerly known as Juniper Bank (“Barclays”), and Frontier Airlines, Inc. (“Frontier”).

RECITALS:

WHEREAS, Barclays and Frontier entered into the Frontier Airlines, Inc. Credit Card Affinity Agreement on March 12, 2003, as the same has been amended (“Agreement”); and

WHEREAS, Barclays and Frontier have agreed to the substitution of the Companion Certificate benefit provided by Frontier under the Agreement and to the replacement of such benefit with an annual ***** travel discount code benefit (“Travel Benefit”).

NOW THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	The Companion Certificate language in the last section of Exhibit F of the Ninth Amendment to the Agreement entered into by the parties on November 5, 2013 is hereby deleted in its entirety and replaced the following:

“Frontier, at its cost, shall implement an annual anniversary ***** Travel Benefit with the following features:

(a)	***** fare. The Travel Benefit will be fulfilled each year at the Account opening anniversary.

(b)	Cardholders must spend a minimum of ***** on the card to be eligible for the Travel Benefit.

(c)	The Travel Benefit must be redeemed ***** of being sent to the Cardholder and is valid for travel ***** from the date it is sent to the Cardholder.

(d)	Barclays will qualify Cardholders and fulfill the Travel Benefit.

(e)	Barclays and Frontier will mutually agree upon a process for delivering the travel discount codes to Barclays to use for Cardholder fulfillment.

(f)	Cardholders will redeem the code through flyfrontier.com at the time of booking by inputting the code on the payment page which will apply the discount automatically in real time.”

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2.	All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meaning as set forth in the Agreement.

3.	This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

4.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Intending to be legally bound, the parties have executed this Amendment as of the date set forth above.

BARCLAYS BANK DELAWARE formerly known as JUNIPER BANK	FRONTIER AIRLINES INC.

/s/ [Authorized Signatory]	/s/ Howard Diamond
(Signature) [Authorized Signatory]	(Signature) SVP, General Counsel & Secretary
(Title) [Undated]	(Title) September 30, 2015
(Date)	(Date)

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